                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)           July 31, 1997
                                                 -------------------------------

                             SECURFONE AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           33-83526                                       94-4453386
-----------------------------------    -----------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

Suite 220, 5850 Oberlin Drive, San Diego, California                  92121
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                       (Zip Code)

                                 (619) 677-5580
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                                                            Page 1 of 61 pages

                             SECURFONE AMERICA, INC.

                                    FORM 8-K

Item 2.     Acquisition or Disposition of Assets.

            On July 31, 1997, the Registrant, then known as Material Technology, Inc., filed its Quarterly Report on Form 10-Q. In Item 5 of such Form 10-Q, the Registrant reported the reverse merger of the Registrant with SecurFone America, Inc. and related transactions. Reference is made to the description of the transactions set forth in such Form 10-Q, which is incorporated herein by reference. This Current Report on Form 8-K is filed for the purpose of filing the financial statements identified in Item 7.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  (1) Audited financial statements of Material Technology, Inc. as of and for the year ended December 31, 1996.

                  (2) Audited financial statements of SecurFone America, Inc. as of and for the year ended December 31, 1996.

            (b)   Pro Forma Financial Information.
                  -------------------------------

                  Consolidated Pro Forma financial statements of SecurFone America, Inc. (formerly Material Technology, Inc.).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized,

                                        SECURFONE AMERICA, INC.




                                        By: /s/ Michael R. Lee
                                           ------------------------
                                           Michael R. Lee
                                           Chief Financial Officer

December 19, 1997

                                                            Page 2 of 61 pages

                                        MATERIAL TECHNOLOGY, INC.
                               (Formerly Tensiodyne Scientific Corporation)
                                      (A Development Stage Company)
                                           FINANCIAL STATEMENTS



                                                 Contents
                                                 --------

                                                                                    Page
                                                                                    ----

Independent Auditor's Report                                                          F-1

Balance Sheets                                                                        F-3

Statements of Operations                                                              F-5

Statement of Stockholders' Equity (Deficit)                                           F-6

Statements of Cash Flows                                                              F-13

Notes to Financial Statements                                                         F-15


                          Independent Auditor's Report





Board of Directors
Material Technology, Inc.
(Formerly Tensiodyne Scientific Corporation)
Los Angeles, California



We have audited the accompanying balance sheets of Material Technology, Inc. (Formerly Tensiodyne Scientific Corporation) (A Development Stage Company) as of December 31, 1996 and 1995, and the related statements of operations, cash flows, and stockholders' equity (deficit) for the three years then ended, and for the period from January 1, 1991, through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. Statements of operations and cash flows for the period from October 21, 1983 (inception) through December 31, 1990, (with the exception of 1989 which was unaudited) were audited by other auditors whose reports dated on various dates, expressed unqualified opinions including an explanatory paragraph, as discussed in Note 3, regarding the Company's ability to continue as a going concern.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Material Technology, Inc. (Formerly Tensiodyne Scientific Corporation) as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, and for the period from January 1, 1991 through December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Jonathon P. Reuben, CPA

Jonathon P. Reuben,
Certified Public Accountant
Torrance, California
June 12, 1997

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                     ASSETS

                                               December 31,
                                           1995            1996
                                         --------        --------

CURRENT ASSETS
  Cash and Cash Equivalents              $  1,226        $     --
  Prepaid Expenses                             --           6,472
                                         --------        --------
    TOTAL CURRENT ASSETS                    1,226           6,472
                                         --------        --------

FIXED ASSETS
  Property and Equipment, Net
      of Accumulated Depreciation         100,958          98,016
                                         --------        --------

OTHER ASSETS
    Investments                                --          55,200
    Intangible Assets, Net of
      Accumulated Amortization             22,658          20,669
  Note Receivable (Including
    Accrued Interest)                      23,661          25,753
  Refundable Deposit                        2,189           2,189
                                         --------        --------

    TOTAL OTHER ASSETS                     48,508         103,811
                                         --------        --------

    TOTAL ASSETS                         $150,692        $208,299
                                         ========        ========



          See accompanying notes and independent accountants' report

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                                 BALANCE SHEETS


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

                                                                                       December 31,
                                                                                1995                 1996
                                                                             -----------         -----------

CURRENT LIABILITIES
  Bank Overdraft                                                             $        --         $     2,422
  Legal Fees Payable                                                             111,343             128,191
  Other Accounts Payable                                                          18,185              33,221
  Accrued Officers Salary                                                        172,000             372,000
  Accrued Payroll Taxes Payable                                                   12,051              19,124
  Loan Payable - Officer                                                          23,272              56,846
  Loans Payable-Others                                                            84,439              32,627
  Payable on Research and
     Development Sponsorship                                                     188,495             188,495
                                                                             -----------         -----------

    TOTAL CURRENT LIABILITIES                                                    609,785             832,926

Loan Payable - Officer                                                           113,268             122,698
Loans Payable - Other                                                             60,829              90,893
                                                                             -----------         -----------

    TOTAL LIABILITIES                                                            783,882           1,046,517
                                                                             -----------         -----------

REDEEMABLE PREFERRED STOCK
  Class B Preferred Stock, $.001 Par Value
     Authorized 510 Shares, Outstanding 15 Shares at December
     31, 1996; Redeemable at $10,000 Per Share After January 31, 2004            150,000             150,000
                                                                             -----------         -----------

STOCKHOLDERS'  (DEFICIT)
  Class A Common Stock, $.001 Par Value, Authorized 100,000,000
     Shares, Outstanding 2,157,880 Shares at December 31, 1995,
     and  2,580,546 Shares at December 31, 1996                                    2,157               2,580
  Class B Common Stock, $.001 Par Value, Authorized 300,000
     Shares, Outstanding 60,000 Shares                                                60                  60
   Class A Preferred, $.001 Par Value, Authorized 10,000,000 Shares
     Outstanding 350,000 Shares                                                      350                 350
  Additional Paid in Capital                                                   1,763,698           1,799,181
  Less Notes Receivable - Common Stock                                           (14,720)            (14,720)
  Deficit Accumulated During the Development Stage                            (2,380,135)         (2,830,869)
  Unrealized Holding Gain on Investment Securities                                    --              55,200
                                                                             -----------         -----------

                                                                             -----------         -----------
  TOTAL STOCKHOLDERS' (DEFICIT)                                                 (783,190)           (988,218)
                                                                             -----------         -----------

    TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                            $   150,692         $   208,299
                                                                             ===========         ===========

           See accompanying notes and independent accountants' report.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                                       From Inception
                                                                                                     (October 21, 1983)
                                                                                                           Through
                                                       1994              1995               1996      December 31, 1996
                                                    -----------       -----------       -----------       -----------

 REVENUES
  Sale of Fatigue Fuses                             $        --       $        --       $        --       $    64,505
  Sale of Royalty Interests                                  --                --                --           198,750
  Research and Development Revenue                           --                --                --           712,580
  Test Services                                              --                --                --            10,870
                                                    -----------       -----------       -----------       -----------
    TOTAL REVENUES                                           --                --                --           986,705
                                                    -----------       -----------       -----------       -----------

COSTS AND EXPENSES
  Research and Development                               83,360            15,104            10,700         1,508,296
  General and Administrative                            295,488           188,745           472,486         2,150,508
                                                    -----------       -----------       -----------       -----------
    TOTAL COSTS AND EXPENSES                            378,848           203,849           483,186         3,658,804
                                                    -----------       -----------       -----------       -----------
    INCOME (LOSS) FROM OPERATIONS                      (378,848)         (203,849)         (483,186)       (2,672,099)
                                                    -----------       -----------       -----------       -----------

OTHER INCOME (EXPENSE)
  Expense Reimbursed                                         --                --            12,275            (6,527)
  Interest Income                                         1,785             1,928             2,427            39,487
  Miscellaneous Income                                       --             4,375                --            25,145
  Loss on Sale of Equipment                                  --                --                --           (12,780)
  Settlement of Teaming Agreement                            --                --                --            50,000
  Litigation Settlement                                      --                --                --            18,095
  Gain on Sale of Stock                                      --                --            17,750            17,750
                                                    -----------       -----------       -----------       -----------
    TOTAL OTHER INCOME                                    1,785             6,303            32,452           131,170
                                                    -----------       -----------       -----------       -----------

NET INCOME (LOSS) BEFORE EXTRAORDINARY
  ITEMS AND PROVISION FOR INCOME TAXES                 (377,063)         (197,546)         (450,734)       (2,540,929)
PROVISION FOR INCOME TAXES                                   --                --                --            (7,000)
                                                    -----------       -----------       -----------       -----------
    NET INCOME (LOSS) BEFORE
      EXTRAORDINARY ITEMS                              (377,063)         (197,546)         (450,734)       (2,547,929)
 EXTRAORDINARY ITEMS
  Forgiveness of Debt                                        --                --                --          (289,940)
  Utilization of Operating  Loss Carry forward               --                --                --             7,000
                                                    -----------       -----------       -----------       -----------
    NET INCOME (LOSS)                               $  (377,063)      $  (197,546)      $  (450,734)      $(2,830,869)
                                                    ===========       ===========       ===========       ===========

PER SHARE DATA
  Income (Loss) Before Extraordinary Item                                               $     (0.17)
  Extraordinary Items                                                                            --
                                                                                        -----------
    NET INCOME (LOSS)                                                                   $     (0.17)
                                                                                        ===========
  COMMON SHARES OUTSTANDING                                                               2,580,546
                                                                                        ===========



                 See accompanying notes and accountants' report.
                                       F-5

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Initial Issuance of Common Stock,
   October 21, 1983                 2,408     $    2        --       $   --         --      $   --           --       $   --
Adjustment to Give Effect
  to Recapitalization on
  December 15, 1986
  Cancellation of Shares           (2,202)        (2)       --           --         --          --           --           --
                                   ------     ------    ------       ------     ------      ------       ------       ------
                                      206          0        --           --         --          --           --           --
Balance, October 21, 1983
  Shares Issued By Tensiodyne
   Corporation in Connection
   With Pooling of Interests       42,334         14        --           --         --          --           --           --
Net (Loss), Year Ended
 December 31, 1983                     --         --        --           --         --          --           --           --
                                   ------     ------    ------       ------     ------      ------       ------       ------
Balance, January 1, 1984           42,540         14        --           --         --          --           --           --
  Capital Contribution                 --         28        --           --         --          --           --           --
  Issuance of Common Stock          4,815          5        --           --         --          --           --           --
  Costs Incurred in Connection
   with Issuance of Stock              --         --        --           --         --          --           --           --
 Net (Loss), Year Ended
  December 31, 1984                    --         --        --           --         --          --           --           --
                                   ------     ------    ------       ------     ------      ------       ------       ------


                                                        Deficit
                                                      Accumulated
                                           Capital     During the
                                        in Excess of  Development
                                          Par Value       Stage          Total
                                         -----------  ------------       ------
Initial Issuance of Common Stock,
   October 21, 1983                       $2,498         $   --         $2,500
Adjustment to Give Effect
  to Recapitalization on
  December 15, 1986
  Cancellation of Shares                      (2)            --             --
                                          ------         ------         ------
                                           2,496             --          2,500
Balance, October 21, 1983
  Shares Issued By Tensiodyne
   Corporation in Connection
   With Pooling of Interests               4,328             --          4,342
Net (Loss), Year Ended
 December 31, 1983                            --         (4,317)        (4,317)
                                          ------         ------         ------
Balance, January 1, 1984                   6,824         (4,317)         2,520
  Capital Contribution                    21,727             --         21,755
  Issuance of Common Stock                10,695             --         10,700
  Costs Incurred in Connection
   with Issuance of Stock                 (2,849)            --         (2,849)
 Net (Loss), Year Ended
  December 31, 1984                           --        (21,797)       (21,797)
                                          ------         ------         ------

           See accompanying notes and independent accountants' report.
                                       F-6

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Balance, January 1, 1985          47,355           47        --         --         --           --            --         --
 Shares Contributed Back
   to Company                       (315)          (0)       --         --         --           --            --         --
 Capital Contribution                 --           --        --         --         --           --            --         --
 Sale of 12,166 Warrants at
  $1.50 Per Warrant                   --           --        --         --         --           --            --         --
 Shares Cancelled                 (8,758)          (9)       --         --         --           --            --         --
 Net (Loss), Year Ended
  December 31, 1985                   --           --        --         --         --           --            --         --
                                  ------       ------    ------     ------     ------       ------        ------     ------
Balance, January 1, 1986          38,282           38        --         --         --           --            --         --
  Net (Loss), Year Ended
   December 31, 1986                  --           --        --         --         --           --            --         --
                                  ------       ------    ------     ------     ------       ------        ------     ------
Balance, January 1, 1987          38,282           38        --         --         --           --            --         --
  Issuance of Common Stock Upon
   Exercise of Warrants              216            0        --         --         --           --            --         --
 Net (Loss), Year Ended
  December 31, 1987                   --           --        --         --         --           --            --         --
                                  ------       ------    ------     ------     ------       ------        ------     ------

                                                        Deficit
                                                      Accumulated
                                           Capital     During the
                                        in Excess of  Development
                                          Par Value      Stage            Total
                                         -----------  ------------       ------
Balance, January 1, 1985                     36,397        (26,114)        10,329
 Shares Contributed Back
   to Company                                     0             --             --
 Capital Contribution                       200,555             --        200,555
 Sale of 12,166 Warrants at
  $1.50 Per Warrant                          18,250             --         18,250
 Shares Cancelled                                 9             --             --
 Net (Loss), Year Ended
  December 31, 1985                              --       (252,070)      (252,070)
                                          ---------      ---------      ---------
Balance, January 1, 1986                    255,211       (278,184)       (22,936)
  Net (Loss), Year Ended
   December 31, 1986                             --        (10,365)       (10,365)
                                          ---------      ---------      ---------
Balance, January 1, 1987                    255,211       (288,549)       (33,300)
  Issuance of Common Stock Upon
   Exercise of Warrants                      27,082             --         27,082
 Net (Loss), Year Ended
  December 31, 1987                              --        (45,389)       (45,389)
                                          ---------      ---------      ---------



           See accompanying notes and independent accountants' report.
                                       F-7

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Balance, January 1, 1988           38,498          38         --         --         --          --            --           --
  Issuance of Common Stock
   Sale of Stock (Unaudited)        2,544           3         --         --         --          --            --           --
   Services Rendered (Unaudited)    3,179           3         --         --         --          --            --           --
  Net (Loss), Year Ended
  December 31, 1988 (Unaudited)        --          --                    --         --          --            --           --
                                   ------      ------     ------     ------     ------      ------        ------       ------
Balance, January 1, 1989
   (Unaudited),                    44,221          44         --         --         --          --            --           --
  Issuance of Common Stock
   Sale of Stock                    4,000           4         --         --         --          --            --           --
   Services Rendered               36,000          36         --         --         --          --            --           --
  Net (Loss), Year Ended
   December 31, 1989                   --          --         --         --         --          --            --           --
                                   ------      ------     ------     ------     ------      ------        ------       ------
Balance, January 1, 1990           84,221          84         --         --         --          --            --           --
  Issuance of Common Stock
   Sale of Stock                    2,370           2         --         --         --          --            --           --
   Services Rendered                6,480           7         --         --         --          --            --           --
  Net Income, Year Ended
   December 31, 1990                   --          --         --         --         --          --            --           --
                                   ------      ------     ------     ------     ------      ------        ------       ------

                                                        Deficit
                                                      Accumulated
                                           Capital     During the
                                        in Excess of  Development
                                          Par Value      Stage            Total
                                         -----------  ------------       ------
Balance, January 1, 1988                   282,293       (333,938)       (51,607)
  Issuance of Common Stock
   Sale of Stock (Unaudited)               101,749             --        101,752
   Services Rendered (Unaudited)            70,597         70,600
  Net (Loss), Year Ended
  December 31, 1988 (Unaudited)                 --       (142,335)      (142,335)
                                          --------       --------       --------
Balance, January 1, 1989
   (Unaudited),                            454,639       (476,273)       (21,590)
  Issuance of Common Stock
   Sale of Stock                             1,996             --          2,000
   Services Rendered                        17,964             --         18,000
  Net (Loss), Year Ended
   December 31, 1989                            --        (31,945)       (31,945)
                                          --------       --------       --------
Balance, January 1, 1990                   474,599       (508,218)       (33,535)
  Issuance of Common Stock
   Sale of Stock                            59,248             --         59,250
   Services Rendered                        32,393             --         32,400
  Net Income, Year Ended
   December 31, 1990                            --        133,894        133,894
                                          --------       --------       --------

           See accompanying notes and independent accountants' report.
                                       F-8

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Balance January 1, 1991
   as Restated                     93,071          93         --         --         --          --            --          --
  Issuance of Common Stock
   Sale of Stock                      647           1         --         --     350,000        350            --          --
   Services Rendered                4,371           4         --         --         --          --            --          --
   Conversion of Warrants              30          --
   Conversion of Stock             (6,000)         (6)    60,000         60         --          --            --          --
  Net (Loss), Year Ended
   December 31, 1991                   --          --         --         --         --          --            --          --
                                   ------      ------     ------     ------     ------      ------        ------      ------
Balance January 1, 1992            92,119          92     60,000         60     350,000        350            --          --
  Issuance of Common Stock
   Sale of Stock                   20,000          20         --         --         --          --            --          --
   Services Rendered                5,400           5         --         --         --          --            --          --
   Conversion of Warrants           6,000           6         --         --         --          --            --          --
   Sale of Class B Stock               --          --     60,000         60         --          --            --          --
  Issuance of Stock to
    Unconsolidated Subsidiary       4,751           5         --         --         --          --            --          --
  Conversion of Stock               6,000           6     (60,000)      (60)        --          --            --          --
  Cancellation of Shares           (6,650)         (7)        --         --         --          --            --          --
  Net (Loss), Year Ended
   December 31, 1992                   --          --         --         --         --          --            --          --
                                   ------      ------     ------     ------     ------      ------        ------      ------



                                                        Deficit
                                                      Accumulated
                                           Capital     During the
                                        in Excess of  Development
                                          Par Value      Stage            Total
                                         -----------  ------------       ------
Balance January 1, 1991
   as Restated                             566,240       (374,324)       192,009
  Issuance of Common Stock
   Sale of Stock                           273,335             --        273,686
   Services Rendered                        64,880             --         64,884
   Conversion of Warrants                       --
   Conversion of Stock                          --             --             --
  Net (Loss), Year Ended
   December 31, 1991                            --       (346,316)      (346,314)
                                          --------       --------        -------
Balance January 1, 1992                    904,455       (720,640)       184,265
  Issuance of Common Stock
   Sale of Stock                            15,980             --         16,000
   Services Rendered                        15,515             --         15,520
   Conversion of Warrants                   14,994             --         15,000
   Sale of Class B Stock                    14,940             --         15,000
  Issuance of Stock to
    Unconsolidated Subsidiary               71,659             --         71,664
  Conversion of Stock                           --             --             --
  Cancellation of Shares                         7             --             --
  Net (Loss), Year Ended
   December 31, 1992                            --       (154,986)      (158,196)
                                          --------       --------        -------


           See accompanying notes and independent accountants' report.
                                       F-9

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Balance December 31, 1992           127,620         127     60,000         60    350,000         350            --          --
  Issuance of Common Stock
   Licensing Agreement               12,500          13         --         --         --          --            --          --
   Services Rendered                 67,030          67         --         --         --          --            --          --
   Warrant Conversion                56,000          56         --         --         --          --
  Cancellation of Shares            (31,700)        (32)        --         --         --          --            --          --
  Net (Loss) for Year Ended
    December 31, 1993 (Restated)         --          --         --         --         --          --            --          --
                                   --------    --------   --------   --------   --------    --------      --------    --------
Balance December 31, 1993           231,449         231     60,000         60    350,000         350            --          --
                                   --------    --------   --------   --------   --------    --------      --------    --------


                                                           Deficit
                                                         Accumulated
                                           Capital        During the
                                        in Excess of     Development
                                          Par Value         Stage
                                         -----------     ------------
Balance December 31, 1992                 1,037,550        (875,626)
  Issuance of Common Stock
   Licensing Agreement                        6,237              --
   Services Rendered                         13,846              --
   Warrant Conversion                       304,943              --
  Cancellation of Shares                     (7,537)             --
  Net (Loss) for Year Ended
    December 31, 1993 (Restated)                 --        (929,900)
                                          ---------      ----------
Balance December 31, 1993                 1,355,039      (1,805,526)
                                          ---------      ----------



           See accompanying notes and independent accountants' report.
                                      F-10

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
Adjustment to Give Effect
  to Recapitalization on
  February 1, 1994                    30,818         31         --         --         --          --           --          --

   Issuance of Shares for
     Services Rendered               223,000        223         --         --         --          --           --          --
   Sale of Stock                   1,486,112      1,486         --         --         --          --           15     150,000
   Issuance of Shares for
     the Modification of Agreements   34,000         34         --         --         --          --           --          --
   Net (Loss) for the Year
     Ended December 31, 1994 -            --         --         --         --         --          --           --          --
                                   ---------   --------   --------   --------   --------    --------     --------    --------
Balance - December 31, 1994        2,005,380      2,005     60,000         60    350,000         350           15     150,000

   Issuance of Common Stock
   in Consideration for
   Modification of Agreement         152,500        153         --         --         --          --           --          --

   Net (Loss) for the Year
     Ended December 31, 1995 -            --         --         --         --         --          --           --          --
                                   ---------   --------   --------   --------   --------    --------     --------    --------
Balance - December 31, 1995        2,157,880      2,157     60,000         60    350,000         350           15     150,000


                                                            Deficit
                                                          Accumulated
                                           Capital         During the
                                        in Excess of      Development
                                          Par Value          Stage
                                         -----------      ------------
Adjustment to Give Effect
  to Recapitalization on
  February 1, 1994                          385,393              --

   Issuance of Shares for
     Services Rendered                           --              --
   Sale of Stock                             23,300              --
   Issuance of Shares for
     the Modification of Agreements             (34)             --
   Net (Loss) for the Year
     Ended December 31, 1994 -                   --        (377,063)
                                          ---------       ---------
Balance - December 31, 1994               1,763,698      (2,182,589)

   Issuance of Common Stock
   in Consideration for
   Modification of Agreement                     --              --

   Net (Loss) for the Year
     Ended December 31, 1995 -                   --        (197,546)
                                          ---------       ---------
Balance - December 31, 1995               1,763,698      (2,380,135)



           See accompanying notes and independent accountants' report.
                                      F-11

                            MATERIAL TECHNOLOGY, INC.
                   (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH DECEMBER 31, 1996


                                    Class A Common        Class B Common      Class A Preferred Stock   Class B Preferred Stock
                                 --------------------  --------------------   -----------------------   -----------------------
                                    Shares                Shares                Shares                     Shares
                                 Outstanding   Amount  Outstanding   Amount   Outstanding    Amount     Outstanding    Amount
                                 -----------   ------  -----------   ------   -----------    ------     -----------    ------
   Issuance of Shares for
     Services Rendered               164,666         165         --         --         --          --           --          --
   Sale of Stock                      70,000          70         --         --         --          --           --          --
   Issuance of Shares for
     the Modification of Agreements  250,000         250         --         --         --          --           --          --
   Cancellation of Shares Held
     in Treasury                     (62,000)        (62)        --         --         --          --           --          --
   Net (Loss) for the Year
     Ended December 31, 1996              --          --         --         --         --          --           --          --
                                   ---------   ---------  ---------  ---------  ---------   ---------    ---------   ---------
Balance - December 31, 1996        2,580,546   $   2,580     60,000  $      60    350,000   $     350           15   $ 150,000
                                   =========   =========  =========  =========  =========   =========    =========   =========



                                                            Deficit
                                                          Accumulated
                                           Capital         During the
                                        in Excess of      Development
                                          Par Value          Stage
                                         -----------      ------------
   Issuance of Shares for
     Services Rendered                          16,301             --
   Sale of Stock                               173,970             --
   Issuance of Shares for
     the Modification of Agreements               (250)            --
   Cancellation of Shares Held
     in Treasury                              (154,538)            --
   Net (Loss) for the Year
     Ended December 31, 1996                        --       (450,734)
                                            ----------     ----------
Balance - December 31, 1996               $  1,799,181   $ (2,830,869)
                                            ==========     ==========

           See accompanying notes and independent accountants' report.
                                      F-12

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                                    From Inception
                                                                                                                  (October 21, 1983)
                                                                             December 31,                               Through
                                                            1994                 1995                 1996         December 31, 1996
                                                        ------------         ------------         ------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                     $   (377,063)        $   (197,546)        $   (450,734)        $ (2,830,869)
                                                        ------------         ------------         ------------         ------------
  Adjustments to Reconcile Net Income
    (Loss) to Net Cash Provided
    (Used) by Operating Activities
  Depreciation and Amortization                                5,553                5,555                4,931              159,715
  Charge off of Deferred Offering Costs                           --               31,480                   --               31,480
  Increase in Prepaid Expenses                                    --                   --               (1,472)              (1,472)
  Loss on Sale of Equipment                                       --                   --                   --               12,780
  Issuance of Common  Stock for Services                         223                   --               16,467              295,965
  Issuance of Common  Stock for Agreement Modifications           --                  152                   --                  152
  Forgiveness of Indebtedness                                     --                   --                   --              165,000
  Increase (Decrease) in Accounts
    Payable and Accrued Expenses                              97,612               16,032              238,957              552,535
  Interest Accrued on Notes Payable                           10,870               17,681               28,551
  Increase in Research and Development                            --
      Sponsorship Payable                                         --                   --                   --              188,495
  (Increase) in Note for Litigation Settlement                (1,766)              (1,921)              (2,092)             (25,753)
  (Increase) in Deposits                                          --                   --                   --               (2,189)
                                                        ------------         ------------         ------------         ------------
    TOTAL ADJUSTMENTS                                        101,622               62,168              274,472            1,405,259
                                                        ------------         ------------         ------------         ------------
  NET CASH PROVIDED (USED) BY
   OPERATING ACTIVITIES                                     (275,441)            (135,378)            (176,262)          (1,425,610)
                                                        ------------         ------------         ------------         ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds From Sale of Equipment                                 --                   --                   --               10,250
  Purchase of Property and Equipment                              --                   --                   --             (226,109)
  (Increase) in Other Assets                                      --                   --                   --              (69,069)
  Payment for License Agreement                                   --                   --                   --               (6,250)
                                                        ------------         ------------         ------------         ------------

  NET CASH PROVIDED (USED) BY
   INVESTING ACTIVITIES                                           --                   --                   --             (291,178)
                                                        ------------         ------------         ------------         ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of Common Stock
    Net of Offering Costs                                     24,787                   --              174,040              732,319
  Costs incurred in Offering                                 (31,480)                  --                   --              (31,480)
  Sale of Common Stock Warrants                                   --                   --                   --               18,250
  Sale of Preferred Stock                                         --                   --                   --              258,500
  Sale of Redeemable Preferred Stock                         140,000                   --                   --              150,000
  Capital Contributions                                           --                   --                   --              301,068
  Proceeds From Note Payable                                      --                   --                   --
  Payment on Proposed Reorganization                              --                   --               (5,000)              (5,000)
  Loans  From  Officers                                      135,050              100,874               43,250              356,307
  Repayments to Officer                                      (78,446)             (16,000)             (64,676)            (230,262)
  Increase in Loan Payable-Others                             78,495               58,000               25,000              164,664
                                                        ------------         ------------         ------------         ------------


                 See accompanying notes and accountants' report.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                          From Inception
                                                                                                        (October 21, 1983)
                                                                     December 31,                             Through
                                                      1994               1995               1996         December 31, 1996
                                                  ------------       ------------       ------------     -----------------

   NET CASH PROVIDED BY FINANCING ACTIVITIES      $    268,406       $    142,874       $    172,614       $  1,714,366
                                                  ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN CASH
      AND CASH EQUIVALENTS                              (7,035)             7,496             (3,648)            (2,422)
BEGINNING BALANCE  - CASH AND
      CASH EQUIVALENTS                                     765             (6,270)             1,226                 --
                                                  ------------       ------------       ------------       ------------
ENDING BALANCE  - CASH AND CASH
    EQUIVALENTS                                   $     (6,270)      $      1,226       $     (2,422)      $     (2,422)
                                                  ============       ============       ============       ============

SUPPLEMENTAL INFORMATION:

A.    Definition of Cash and Cash Equivalents

      For the purpose of the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

B. During the periods from the date of inception (October 21, 1983) to December 31, 1995, there have been no cash payments for income taxes or interest.

      During 1996, the Company made interest payments totalling $2,000. There were no payments in 1996 for income taxes.


C.    Non Cash Investing and Financing Activities



      During 1994, the Company authorzed the issuance to certain directors and to members of its advisory board a total of 198,000 shares of its Class A Common Stock.

      Also in 1994, the Company authorized the issuance of 15,000 to unrelated third parties for services rendered to the Company and also authorized the issuance of 10,000 shares of Class A Common Stock to its president for past services.

      During 1995, the Company forgave $154,600 on an obligation due from the Company's President in exchange for the President returning 62,000 shares of the Company's Class A Common Stock to its treasury.

      During 1995, the Company also issued 152,500 shares of its Class A Common stock to third parties in consideration for the modification of certain agreements.

      During 1996, the Company issued 250,000 shares of its Class A Common stock in consideration for the cancellation of a 2.5% royalty interest in the Company's Fatigue Fuse

      During 1996, a unrelated third party assigned his interest in a $55,000 loan owed him by the Company to the Company's President.

      During 1996, the Company cancelled 62,000 shares of Class A Common which it held in its treasury.

                 See accompanying notes and accountants' report.
                                      F-14

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

         Tensiodyne Scientific Corporation (the "Company") was organized on November 7, 1985, under the laws of the state of Delaware.

         On November 29, 1985, all of the Company's, outstanding stock was acquired by Tensiodyne Corporation (the "Parent"). The Company had little activity from its inception through 1992. In 1993, the Company received $385,424 in exchange for the issuance of 30,818 of the Company's common stock.

         On December 20, 1993, the Company entered into an agreement to distribute 262,267 of its Class A Common Stock, 60,000 shares of its Class B Common stock, and 350,000 shares of its Class A Preferred Convertible Stock to the existing shareholders of Tensiodyne Corporation. In exchange for the issuance of these shares, the Company received all of the assets and assumed all of the liabilities of the Parent. A schedule of the assets and liabilities acquired is as follows:

                  Assets
                  Cash                                        $      765
                  Loan Receivable
                           - Officer                              10,205
                  Property & Equipment
                           at Net                                108,091
                  Licensing Agreement and
                           Patents                                26,634
                  Notes Receivable                                19,974
                  Other Assets                                     2,189
                                                              ----------
                                                              $  167,858
                    Liabilities
                  Accrued Expenses                            $  (91,935)
                  Accrued Salaries
                           - Officer                            (108,000)
                  Deposit Payable                                (10,000)
                  Loans Payable                                   (3,169)
                  Note Payable on
                           Licensing Agreement                  (188,495)
                                                              ----------
                                                              $ (401,599)
                  Liabilities in Excess
                  of Assets Transferred                       $ (233,741)
                                                              ==========

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization (continued)

         For financial reporting purposes, the above transaction was treated as a recapitalization. Therefore, the assets and liabilities transferred have been recorded at historical cost.

         On January 30, 1994, the Company filed with the office of the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation whereby its capital structure was changed to provide for the authorization to issue 100,000,000 shares of Class A Common Stock, $.00l par value; 3,000,000 shares of Class B Common Stock, $.00l par value; and 10,000,000 shares of Class A Convertible Preferred Stock, $.00l par value.

         The Company authorized a 1 for 10 reverse stock split of its Class A common shares on June 22, 1994. All references to the Company's Class A Common Stock as reflected in the accompanying financial statements and notes have been restated to reflect the 1:10 reverse stock split.

         On July 19, 1994, the Company filed with the Secretary of State of Delaware, an amendment to its Certificate of Incorporation changing its name from Tensiodyne Scientific Corporation to Material Technology, Inc.

         The Company is in the development stage, as defined in FASB Statement 7, with its principal activity being research and development in the area of metal fatigue technology with the intent of future commercial application. The Company has not paid any dividends and dividends which may be paid in the future will depend on the financial requirements of the Company and other relevant factors.

Note 2 - Summary of Significant Accounting Policies

         a. Property and Equipment

                  The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line method for financial reporting purposes and for income tax reporting purposes.






         b. Intangible Assets

                  Intangibles are amortized on the straight-line method over periods ranging from 5 to 20 years (see Note 4).

         c. Net Loss Per Share

                  Net loss per share is computed pursuant to SAB Topic 1.B.2.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         d. Pervasiveness of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Note 3 - Realization of Assets

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses totaling $2,830,869 since its inception through December 31,1996. These continuing losses are an indication that the Company may not be able to continue to operate.

         The Company anticipates that it needs approximately $5,000,000 in order to complete the development and marketing of its two products. Management believes the source of the $5,000,000 will be through government grants, sale of the Company's stock, entering into joint ventures, and or through the sale of royalty interests.

                           MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




Note 4 - Intangibles

         Intangible assets consist of the following:


                                    Period of                    December 31,
                                    Amortization            1995             1996
                                    ------------          --------          -------

         Patent Costs                17 Years             $ 28,494       $ 28,494
         Organization Costs          5 Years                 9,076          9,076
         License Agreement           20 Years                6,250          6,250
                                                          --------       --------
              (See Note 7)
                                                            43,820         43,820
         Less Accumulated Amortization                     (21,162)       (23,151)
                                                          --------       --------

                                                          $ 22,658       $ 20,669
                                                          ========       ========



         Amortization charged to operations for 1994, 1995, and 1996, were $1,988, $1,988 and $1,989, respectively.


Note 5 - Litigation Settlement

         On October 26, 1992, the Company agreed to an out-of-court settlement resulting from improprieties by its chief technical consultant, who was also an officer and director. The settlement resulted in a return from the individual of 5,650 shares of the Company's common stock, a return of 600 warrants to purchase 600 shares of common stock, and a promissory note for $50,000 secured by a mortgage interest on the individual's residence.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         The note is non-interest bearing due and payable upon either the death of the individual's spouse or upon conveyance or attempted conveyance of any interest in the individual's residence. Interest has been imputed pursuant to APB-21 at an annual rate of 8.5%. The balance of this note as of December 31, 1995, and 1996, was $23,661 and $25,753, respectively.

         As of December 31, 1996, the note was in default due to the failure by the individual to maintain insurance on the property and to pay property taxes. The Company commenced foreclosure proceedings with a public foreclosure sale pending and scheduled for March 1997. Management estimates that the net amount the Company should receive on the sale of the property approximates the balance of the note as of December 31, 1996. Accrued interest credited to operations for the years 1994, 1995 and 1996 were $1,766, $1,929 and $2,091, respectively.


Note 6 - License Agreement

         The Company has entered into a license agreement with the University of Pennsylvania regarding the development and marketing of the Electrochemical Fatigue Sensor. The Sensor is designed to measure electrochemically the status of a structure without knowing the structure's past loading history. The Company is in the initial stage of developing the Sensor.

         Under the terms of the agreement the Company issued to the University 12,500 shares of its common stock, and a 5% royalty on sales of the product. The Company valued the licensing agreement at $6,250. Under the terms of the agreement, the license terminates upon the expiration of the underlying patents, unless sooner terminated as provided in the agreement. The Company is amortizing the license over 20 years.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         In addition to entering into the licensing agreement, the Company also agreed to sponsor the development of the Sensor. Under the sponsorship agreement, the Company agreed to reimburse the University development costs totaling approximately $200,000 which was to be paid in 18 monthly installments of $11,112. The research and development costs are recorded at present value, using an annual interest rate of 8.5%. At December 31, 1995, and 1996, the present value of this obligation was $188,494. The Company charged the full $188,494 to operations as research and development in 1993. The Company has not made any payments toward this obligation.

         Pursuant to the terms of the agreement, the Company reimbursed the University in 1996, $10,000 for the cost it incurred in the prosecution and maintenance of its patents relating to the Electrochemical Fatigue Sensor.

         The Company and the University have agreed to modify the terms of the licensing agreement and related obligation. The terms of the modified agreements include an increase in the University's royalty to 7% of the sale of related products, the issuance of additional shares of the Company's Class A Common Stock to equal 5% of the outstanding stock of the Company as of the effective date of the modified agreements, and to pay to the University 30% of any amounts raised by the Company in excess of $150,000 (excluding amounts received on government grants or contracts) up to the amount owed to the University.


Note 7 - Property and Equipment

         The following is a summary of property and equipment:

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




                                            December 31,
                                          1995             1996
                                          ----             ----

         Office Equipment              $  14,345       $  14,345
         Remote Monitoring system         97,160          97,160
         Manufacturing Equipment         100,067         100,067
                                       ---------       ---------
                                         211,572         211,572
            Less: Accumulated
               Depreciation             (110,614)       (113,556)
                                       ---------       ---------
                                       $ 100,958       $  98,016
                                       =========       =========


         Depreciation charged to operations was $3,567, $3,566 and $2,942 in 1994, 1995, and 1996, respectively. The useful lives of office and manufacturing equipment for the purpose of computing depreciation is five years.

         The Company's equipment has been pledged as collateral on the note payable to Advanced Technology Center (See Note 10(b).

         The Company has entered into an agreement dated April 1, 1993, with the University of Pennsylvania acting through the Laboratory for Research on the Structure of Matter ("LRSM") to loan certain manufacturing equipment to the LRSM for instructional and research related purposes for a period of 5 years, beginning December 1, 1992, and ending December 1, 1997. Upon expiration of the five year period, LRSM may retain the right to borrow the equipment for another 5 year period. In exchange for loaning the equipment to LRSM, the Company receives substantial testing from LRSM which aides the Company in the development of the Fatigue Fuse. Upon the expiration of the second five year period, LRSM has the option to purchase the equipment at its fair market value then prevailing.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         Under the terms of the agreement, LRSM shall perform 1,200 hours of research and testing of materials to be used in conjunction with the Fatigue Fuse.



Note 8 - Notes Payable

         On May 27, 1994, the Company borrowed $25,000 from Mr. Sherman Baker, a current shareholder. The loan is evidenced by a promissory note which is assessed interest at major bank prime rate. The principal and all accrued interest is fully due and payable in 2 years, but the Company is required to pay-off the loan and accrued interest in full from the proceeds of any independent financing.

         As additional consideration for the loan, the Company granted to Mr. Baker, a 1% royalty interest in the Fatigue Fuse and a .5% royalty interest in the Electrochemical Fatigue Sensor. The Company has not placed a value on the royalty interest granted. The balance due on this loan as of December 31, 1995 and 1996 was $29,270 and $32,459,
         respectively.

         The Company did not pay any amounts due on this note when it matured on May 26, 1996, and the note is in default.

         In addition, the Company borrowed an additional $58,000 from Mr. Baker in 1995. Under the terms of the loan agreement, interest accrues on this loan at the prime lending rate of Mellon Bank N.A., and is fully payable with accrued interest on June 11, 2000. At the option of Mr. Baker, he can convert the balance due at any time into approximately 280,000 shares of the Company's Class A common stock. The balances due on this note as of December 31, 1995, and 1996 were approximately $60,829 and $65,893, respectively.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         In October 1996, the Company borrowed $25,000 from an unrelated third party. Under the terms of the promissory note, the loan is assessed interest at an annual rate of 10% and matures on October 15, 1998. The loan is convertible at any time prior to payoff at the option of the payee into 25,000 shares of the Company's Class A Common Stock. Interest charged to operations on this loan in 1996 amounted to approximately $527.





Note 9 - Income Taxes

         Income taxes are provided based on earnings reported for financial statement purposes pursuant to the provisions of Statement of Financial Accounting Standards No. 109 ("FASB 109"). The provision for income taxes differs from the amounts currently payable because of timing differences in the recognition of certain income and expense items for financial and tax reporting purposes.

         FASB 109 uses the asset and liability method to account for income taxes which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax basis and financial reporting basis of assets and liabilities.

         An allowance has been provided for by the Company which reduced the tax benefits accrued by the Company for its net operating losses to zero, as it can not be determined when, or if, the tax benefits derived from these operating losses will materialize.

         For income tax purposes, the Company has approximately $413,000 in net operating losses available to offset future income through the year 2011, however, the actual losses which may used in the future could be limited due to recapitalization or other factors.

Note 10 - Commitments and Contingencies

         The Company's commitments and contingencies are as follows:

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




a. On December 24, 1985, in order to provide funding for research and development related to the Fatigue Fuse, the Company entered into various agreements with the Tensiodyne 1985-I R & D Partnership. These agreements were amended on October 9, 1989, and under the revised terms, the Company is obligated to pay the Partnership a royalty of 10% of future gross sales. The Company's obligation to the Partnership is limited to the capital contributed to it by its partners in the amount of approximately $912,500 and accrued interest.

b. On August 30, 1986, the Company entered into a funding agreement with the Advanced Technology Center ("ATC"), whereby ATC paid $45,000 to the Company for the purchase of a royalty of 3% of future gross sales and 6% of sublicensing revenue. The royalty is limited to the $45,000 plus an 11% annual rate of return. At December 31, 1995, and 1996, the future royalty commitment was limited to $107,510 and $119,336, respectively.

      The payment of future royalties is secured by equipment used by the Company in the development of technology as specified in the funding agreement.


c. On May 4, 1987, the Company entered into a funding agreement with ATC, whereby ATC provided $63,775 to the Company for the purchase of a royalty of 3% of future gross sales and 6% of sublicensing revenues. The agreement was amended August 28, 1987, and as amended, the royalty cannot exceed the lesser of (1) the amount of the advance plus a 26% annual rate of return or, (2) total royalties earned for a term of 17 years.

      At December 31, 1995, and 1996, the total future royalty commitments, including the accumulated 26% annual rate of return, was limited to approximately $440,265, and $554,734, respectively. The future royalties

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




      are secured by the Company's patents, products, and accounts receivable, which may be related to technology developed with the funding.

d. In 1994, the Company issued to Variety Investments, Ltd. of Vancouver, Canada ("Variety"), a 22.5% royalty interest on the Fatigue Fuse in consideration for the cancellation of cash advances made to the Company by Variety.

      In December 1996, in exchange for the issuance by the Company of 250,000 shares of its Class A Common Stock, Variety reduced its royalty interest to 20%.

e. Under an agreement which was effective February 2, 1994, Tensiodyne Corporation, the Company's former parent, was obligated to provide $5,100,000 in financing.

      During 1994, the Company received $150,000 under this agreement in exchange for the issuance of 7,560 shares of its Class A common stock and 15 shares of its Redeemable Class B Preferred Stock. The $150,000 has been classified for financial purposes as Redeemable Preferred Stock.

      The Shareholders of the preferred stock have the right of redemption at $10,000 per share, if the preferred shares are not redeemed by the Company within 10 years of issuance.

      Dividends are payable on the preferred shares to the same extent as aggregate dividends on the number of shares of common stock equal to 30% of shares of the Company's common stock outstanding on the closing date. The holders of the preferred shares will be allowed to elect a director of the Company.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




      Tensiodyne was not able to fund the full amount of its obligation to the Company and on November 22, 1994, the Company filed suit against Tensiodyne for breach of contract. On March 28, 1995, a settlement agreement was entered into whereby Tensiodyne issued to the Company 6,375,000 shares of its Common Stock. The proceeds received from the sale of these shares will be used to reduce Tensiodyne's obligation to pay the remaining balance owing of $4,950,000 and accrued interest which is assessed under the settlement agreement at 7% per annum.

      The Company also received upon the signing of the settlement agreement 250,000 shares of Tensiodyne common stock.

      Management believes that Tensiodyne has insufficient capital to meet its obligation to pay any of the amounts owed and the Company will have to rely on the proceeds it receives through the sale of the Tensiodyne shares to reduce the amount due.

      The shares received are subject to restrictions imposed under SEC Rule
      144. Based upon these restrictions and the limited market in which to sell the Tensiodyne stock, it is impractical to estimate the full value of the obligation owed the Company by Tensiodyne.

      On December 30, 1996, an agreement was entered into whereby Tensiodyne agreed to exchange the 15 shares of Redeemable Class B Preferred Stock it owned for 15 shares of Redeemable Class B Preferred Stock of the Company's subsidiary. The rights of the new issuance will be the same as the rights of the shares exchanged except the shares in the subsidiary will be redeemable two years earlier on January 31, 2002. In consideration for the exchange, the Company paid Tensiodyne $5,000.

      The exchange was made in view of the fact that the Company has entered into an agreement with an unrelated third party to reverse merge with this party and to transfer to the subsidiary the Company's current operations including all of its assets and liabilities (See Note 15, "Subsquent Events")

f. The Company entered into an agreement with an unrelated third party for providing the idea of pursuing a government contract for the funding of the development of the Company's technologies, under which

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




      he would receive a number of the Company's Class A Common Stock equal to 2.5% of the number of shares outstanding as of the date a government contract is signed, 15% of the amount of the government contract, and an appointment to the Company's Board of Directors. Funds due him will be paid only when such funds become available to the Company.

      The Company's obligation is created on the date the government contract is signed. Under the agreement with this individual, the amounts due will be evidenced by a promissory note bearing interest at major bank prime.

      Interest accrues nine months after the government contract is executed, and is payable quarterly. The principal balance and any accrued interest is paid through funds raised or earned by the Company. The Company is obligated to pay 12.5% of the first $1,000,000 earned or raised and 15% of any amount in excess of the $1,000,000.

      The Agreement contains anti-dilution provisions relating to the shares to be issued which expire once $50,000 is paid. The Company's obligation to have this person as a Director expires once all amounts due are paid. The contingent amount due has been personally guaranteed by the Company's President and is secured by the Company's patents. The personal guarantee expires upon the individual receiving $100,000.

g. As discussed in Note 8, the Company granted a 1% royalty interest in the Company's Fatigue Fuse and a .5% royalty interest in its Electrochemical Fatigue Sensor to Mr. Sherman Baker as part consideration on a $25,000 loan made by Mr. Baker to the Company.

      A summary of royalty interests which the Company has granted and are outstanding as of December 31, 1996, follows:

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS





                                                         Fatigue           Fatigue


                                                          Sensor           Fuse
                                                          ------           ------

         Tensiodyne 1985-1 R&D Partnership                    --*            --
         Advanced Technology Center
           Future Gross Sales                                 --*            --
           Sublicensing Fees                                  -- **          --
         Variety Investments, Ltd                          20.00%            --
         University of Pennsylvania                           --
            Net Sales of Licensed Products                  7.00%            --
            Net Sales of Services                           2.50%
         Sherman Baker                                      1.00%          0.50%
                                                            -----          -----

                                                           21.00%         10.00%
                                                           ------         ------




         *Royalties limited to specific rates of return as discussed in Notes 10(a) and (c) above.

         ** The Company granted 12% royalties on sales from sublicensing. These royalties are also limited to specific rates of return as discussed in
         Note 10(c) above.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




Note 11 - Investments

         The Company through a settlement with Tensiodyne Corporation received 6,625,000 of Class A Common Stock of Tensiodyne Corporation. These shares are restricted and subject to Rule 144 of the Securities and Exchange Commission. During 1996, the Company received approximately $17,750 through the sale of 50,000 shares of Tensiodyne Corporation stock.

         As of December 31, 1996, of the remaining 6,575,000 shares owned by the Company, approximately 690,000 shares were free trading. The Company is accounting for the free trading shares pursuant to FASB Statement 115. The 690,000 shares were valued at their market value using the price as quoted on the bulletin board at December 31, 1996, of $.08 per share. The Company has classified these shares as available for sale and the unrealized gain on these shares at December 31, 1996, amounting to $55,200 has been classified to stockholders' deficit.


Note 12 - Stockholders' Equity


 a. Warrants

         On August 10, 1994, the Company granted 994,500 Class A Warrants to Mr. Robert Bernstein, 170,000 Class A Warrants to Mr. Joel Freedman, and 535,500 Class A Warrants to certain preferred shareholders. Each Class A Warrant entitles the registered holder to purchase one share of

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS






         Class A Common Stock of the Company for $.50. On December 15, 1995, the Company's Board of Directors extended the expiration date of the Warrants from August 22, 1996 to August 22, 1999.

         At the dates of the original grant and subsequent extension, the exercise price was greater than market value, therefore, no compensation costs were recognized.

  b.  Class A Common Stock

         The holders of the Company's Class A Common Stock are entitled to one vote per share of common stock held.

  c.  Class B Common Stock

         The holders of the Company's Class B Common Stock are not entitled to dividends, nor are they entitled to participate in any proceeds in the event of a liquidation of the Company. However the holders are entitled to 200 votes for each share of Class B Common held.

  d.  Class A Preferred Stock

         During 1991, the Company sold to a group of 15 individuals 2,585 shares of $100 par value preferred stock and warrants to purchase 2,000 shares of common stock for a total consideration of $258,500.

         In the Company's spin off, these shares were exchanged for 350,000 shares of the Company's Class A Convertible Preferred Stock and 300,000 shares of its Class A Common Stock. The holders of these shares have a liquidation preference to receive out of assets of the Company, an amount

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         equal to $.72 per one share of Class A Preferred Stock. Such amounts shall be paid upon all outstanding shares before any payment shall be made or any assets distributed to the holders of the common stock or any other stock of any other series or class ranking junior to the Shares as to dividends or assets.

         These shares are convertible to shares of the Company's common stock at a conversion price of $.72 ("initial conversion price") per share of Class A Preferred Stock which will be adjusted depending upon the occurrence of certain events. The holders of these preferred shares shall have the right to vote and cast that number of votes which the holder would have been entitled to cast had such holder converted the shares immediately prior to the record date for such vote.

         The holders of these shares shall participate in all dividends declared and paid with respect to the Common Stock to the same extent had such holder converted the shares immediately prior to the record date for such dividend.

e.       Redeemable Preferred Stock

         The Company has authorized a class of 10,000,000 shares of preferred stock ($.001 par value) of which 510 shares have been designated Class B Preferred Shares.

         The holders of these shares have a liquidation preference to receive out of assets of the Company, an amount equal to $10,000 per share. Such amounts shall be paid upon all outstanding shares before any payment shall be made or any assets distributed to the holders of the common stock

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




         or any other stock of any other series or class ranking junior to the Shares as to dividends or assets.

         The holders of these preferred shares shall have the right to vote and cast one vote per share on all matters on which the holders of common stock have the right to vote. The holders of these shares shall be entitled by class to vote to elect one member of the board of directors and to vote as a class to remove any director so elected. The holders of these shares shall participate in all cash dividends declared and paid with respect to the to remove any director so elected. The holders of these shares shall participate in all cash dividends declared and paid with respect to the Common Stock based upon a set formula as defined in the Company's Class B Preferred Stock Certificate of Designation.

         These shares may be redeemed at the option of the Corporation at any time upon the payment of $10,000 per share, plus any unpaid dividend to which the holders are entitled. The shares shall be redeemed at the option of the holders thereof at any time after January 31, 2002.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




Note 13 - Transactions With Management


      a. On December 10, 1992, the Company issued to Mr. Robert M. Bernstein, the President of the Company, 60,000 shares of the Company's Class B common stock. In exchange for the stock, Mr. Bernstein executed a five year non-interest bearing note for $15,000. The Note is non-recourse as the only security pledged for the obligation was the stock purchased.

      b. During 1993, Mr. Bernstein exercised warrants to purchase 56,000 shares of the Company's Class A common stock. Pursuant to the resolution on April 12, 1993, adjusting the per share amount from $10.00 to $2.50, Mr. Bernstein paid $560 and executed two five year non-interest bearing notes to the Company for $124,500 and $14,940. The Note is non- recourse as the only security pledged for the obligation was the stock purchased.

      c. On February 28, 1994, the Company authorized the issuance of 10,000 shares of Class A Common Stock to Mr. Bernstein for past services.

      d. In March 1994, Mr. Bernstein advanced the Company $48,750 of which $12,000 was canceled in exchange for the issuance of 1,200,000 shares of the Company's Class A Common Stock. Of these shares purchased, Mr. Bernstein sold 420,000 shares for $4,200 to Joel Freedman and certain preferred shareholders.

                           MATERIAL TECHNOLOGIES, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




       e. In 1995, the Company's Board of Directors amended the Company's By-Laws increasing the number of Directors from 2 to 3, and establishing an advisory board consisting of 7 people. The Company authorized the issuance of 58,000 shares of its Class A Common Stock to the new board member and authorized the issuance of 20,000 shares of its Class A Common Stock to each member of the advisory board. Each member must serve on the advisory board for at least 2 years or will have to return the issued shares back to the Company.

       f. In 1994, the president and a director of the Company purchased 278,550 shares of the Company's Class A common stock for $2,786.

       g. On June 12, 1995, $108,000 of the total advances made by the Company's President to the Company was converted into an interest bearing loan. The loan is assessed interest at Mellon Bank, N.A. prime lending rate and is convertible into 520,000 shares of the Company's Class A Common Stock on a pro rata basis. The loan matures in five years and the conversion of the $108,000 or any portion thereof can occur any time prior to maturity.

      h. In 1995, the Company forgave $154,600 on an obligation due from the Company's President in consideration for the President returning 62,000 shares of the Company's Class A Common Stock to the Company's Treasury.

      i. During 1996, the Company's President made advances to the Company totaling approximately $43,250. During 1996, the Company paid back to the President approximately $64,676.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS




            During 1996, a loan owed by the Company to an unrelated third party in the amount of $55,000 was assigned to the Company's President. The total amounts owed the President of the Company as of December 31, 1995 and 1996 amounted to $136,540 and $179,544, respectively.
            The amount of accrued interest charged to operations on the President's loans were $5,268 in 1995, and $9,430 in 1996.

      j. In 1996, the Company issued the President 62,000 shares of its Class A Common Stock for services.


Note 14 - Stock Option Plan

            In January 1996, the Company registered with the Securities Exchange Commission its 1996 Stock Option Plan. The plan was formed to encourage ownership of the Common Stock of the Company by key employees, advisors, consultants, and officers providing service to the Company. 120,000 shares of Class A Common Stock are reserved under the plan. The option price will be determined by a Committee appointed by the Company's Board of Directors. In the case of Incentive Stock Options granted to an optionee who owns more than 10% of the Company's outstanding stock, the option price shall be at least 110% of the fair market value of a share of common stock at date of grant.

            During 1996, the Company received $174,040 through the issuance of 70,000 shares of the Company's Class A Common Stock through the plan.

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


Note 15 - Subsequent Events

         a. In February 1997, the Company entered into an agreement with Montpilier Holdings, Inc.("Montpilier")) and its wholly owned subsidiary, SecurFone America, Inc. ("SecurFone"), and Robert
                  M. Bernstein, the Company's president. Under the terms of the agreement, the Company will sell 4,500,000 shares of authorized but unissued shares comprising 90% of the outstanding stock at the date of closing to Montpilier (adjusted for a 1:10 reverse stock split) in exchange for 3,000 shares of SecurFone's common stock, which constitutes 100% of the SecurFone's outstanding shares as of the closing date. In addition, Montpilier agrees to reimburse the Company for its expenses in an amount equal to $120,000.

                  The $120,000 expense reimbursement will be paid to the subsidiary upon the effective date of the registration statement ("Closing Date"). The $120,000 is paid in three installments with the first installment amounting to $70,000 being due on the closing. The second installment of $25,000 is due 30 days after closing, and the third installment of $25,000 is due 75 days of closing. The second and third installments will be evidenced by a non-interest bearing promissory secured by the shares of the subsidiary owned by the Company.

                  Under the terms of the agreement, the Company will transfer its current operations, including all of its assets and liabilities to a wholly owned subsidiary which was formed on March 7, 1997, in exchange for receiving 5,560,000 shares of the subsidiary's common stock. Of these shares, approximately 5,000,000 shares will be distributed to the Company's current shareholders.

                  In connection with the above transaction, the Company authorized the issuance of 520,000 shares of its Class A Common Stock to Mr. Bernstein in exchange for the convertible note issued to him; the issuance of 60,000 shares of Class B Common of the subsidiary in exchange for the cancellation of the 60,000 shares of Class B Common Stock currently owned by him; the issuance of 280,000 shares of the Company's Class A Common stock to Mr. Baker in exchange for the convertible note issued to him; the authorization to enter into an agreement with the holders of the Company's class A Preferred stock to exchange these shares, which will be canceled, for class A Preferred Stock of the Company's subsidiary; and the issuance of 20,000 shares of the Company's Class A Common Stock as partial payment to the Company's legal counsel.

                  In addition, in consideration for the cancellation of $372,000 in accrued salary, Mr. Bernstein will receive 1,049,454 of Class A Common Stock of the Company for services rendered in relation to the above transaction and related matters. Robert M. Bernstein has agreed to assign any accrued salaries owed him by the Company to the Subsidiary.

                  In connection with the above transaction, the Company entered into a consulting agreement with Mr. Bernstein. Under the terms of this agreement, Mr. Bernstein has agreed to act as a consultant to the Company for a period of 18 months beginning upon the effective date of the registration statement. In consideration for his services, Mr. Bernstein will receive $5,000 and will receive stock options entitling him to purchase Class A Common stock of the Company equaling 7% of the sum of the total number of shares of any class of equity securities of the Company, that, during the five years following the closing, the Company registers on Form S-8 and sells through Regulation S.

         b. On January 2, 1997, the Company authorized the issuance of 100,000 shares of Class A Common Stock through its 1996 Stock Option Plan at a price of $1.00 per share.

         c. During 1996, the Company entered into a teaming agreement with Southwest Research Institute ("SWRI") and the University of Pennsylvania. On February 25, 1997, the United States Air Force awarded the "Team" a $2,500,000 Phase I contract "to determine the feasibility of the [Company's Electrochemical Fatigue Sensor ("EFS")] to improve the United States Air Force capability to perform durability assessments of military aircraft, including both airframes and engines through the application of EFS to specific military aircraft alloys."

                  The Company is a subcontractor to SWRI and its share of this award is approximately $550,000 which is required to be disbursed for specific purposes as defined in the subcontractor's agreement.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                TABLE OF CONTENTS


         INDEPENDENT AUDITORS' REPORT                                                             1

         FINANCIAL STATEMENTS

              Balance Sheet as of December 31, 1996

              Statement of Operations for the eight months ended December 31, 1996                3

              Statement of Stockholders' Equity for the eight months ended December 31, 1996      4

              Statement of Cash Flows for the eight months ended December 31, 1996                5

         NOTES TO FINANCIAL STATEMENTS                                                            6

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Securfone America, Inc.


We have audited the accompanying balance sheet of Securfone America, Inc., a development stage company, at December 31, 1996, and the related statements of operations, stockholders' equity and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Securfone America, Inc. at December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Conte Co., CPA, Inc

Conte Co., CPA, Inc.
Akron, OH
December 8, 1997

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                     ASSETS

         CURRENT ASSETS
           Cash and cash equivalents                                                $  54,619
           Note receivable                                                            200,000
           Royalties receivable                                                       250,000
           Interest receivable                                                          5,833
                                                                                    ---------
             TOTAL CURRENT ASSETS                                                     510,452
                                                                                    ---------

         FIXED ASSETS
           Property and equipment, net of
             accumulated depreciation                                                 147,936
                                                                                    ---------

         OTHER ASSETS
           Intangible assets, net of
             accumulated amortization                                                 185,319
           Deposits                                                                    50,000
                                                                                    ---------
             TOTAL OTHER ASSETS                                                       235,319
                                                                                    ---------

             TOTAL ASSETS                                                           $ 893,707
                                                                                    =========


                                          LIABILITIES AND STOCKHOLDERS' EQUITY

         CURRENT LIABILITIES
           Accounts payable                                                         $  53,369
                                                                                    ---------
             TOTAL CURRENT LIABILITIES                                                 53,369
                                                                                    ---------

           Deferred royalty revenue                                                   250,000
                                                                                    ---------

             TOTAL LIABILITIES                                                        303,369
                                                                                    ---------

         STOCKHOLDERS' EQUITY
           Common stock, par value .01 per share,
             3,000 shares issued and outstanding                                           30
           Paid-in capital                                                            975,770
           Deficit accumulated during the development stage                          (385,462)
                                                                                    ---------
             TOTAL STOCKHOLDERS' EQUITY                                               590,338
                                                                                    ---------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 893,707
                                                                                    =========

   The accompanying notes are an integral part of these financial statements.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                  FOR THE EIGHT MONTHS ENDED DECEMBER 31, 1996


         REVENUES                                  $          665

         COST OF GOODS SOLD                                   465
                                                   --------------

         GROSS PROFIT                                         200

         SELLING, GENERAL, AND ADMINISTRATIVE
           EXPENSES                                       391,495
                                                   --------------

         LOSS FROM OPERATIONS                            (391,295)

         OTHER INCOME (EXPENSE)
           Interest income                                  5,833
                                                   --------------

         NET LOSS                                  $     (385,462)
                                                   ==============

   The accompanying notes are an integral part of these financial statements.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDER'S EQUITY
                  FOR THE EIGHT MONTHS ENDED DECEMBER 31, 1996


                                                            Capital in    Deficit Accumulated
                                            Common          Excess of          During the
                                             Stock          Par Value       Development Stage
                                         ------------      ------------      ------------
         Initial Issuance of Common
           Stock, May 20, 1996           $         30      $    975,770      $         --


         Net Loss                                  --                --          (385,462)
                                         ------------      ------------      ------------


         Balance December 31, 1996       $         30      $    975,770      $   (385,462)
                                         ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                  FOR THE EIGHT MONTHS ENDED DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                           $(385,462)
                                                                     ---------
  Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization                                         60
      Increase in notes receivable                                    (200,000)
      Increase in royalties receivable                                (250,000)
      Increase in intangibles and other assets                        (241,151)
      Increase in accounts payable and
        accrued expenses                                                53,369
      Increase in deferred royalty revenue                             250,000
                                                                     ---------
    Total adjustments                                                 (387,722)
                                                                     ---------
    NET CASH USED BY OPERATING ACTIVITIES                             (773,184)
                                                                     ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                  (147,997)
                                                                     ---------
    NET CASH USED BY INVESTING ACTIVITIES                             (147,997)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Contribution to capital                                              975,800
                                                                     ---------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                          975,800
                                                                     ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                               54,619

BEGINNING BALANCE-CASH AND CASH EQUIVALENTS                                 --
                                                                     ---------
ENDING BALANCE-CASH AND CASH EQUIVALENTS                             $  54,619
                                                                     =========

   The accompanying notes are an integral part of these financial statements.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by Securfone America, Inc. ("the Company") are set forth below.

Nature of Operations
--------------------
Securfone America, Inc., a wholly owned subsidiary of Montpilier Holdings, Inc., is principally engaged in the sale and licensing of prepaid cellular phone services. The Company has been in its development stage since its formation on May 20, 1996. The Company provides these services in some markets, and in other markets, licenses the Company's resources to unrelated parties. When a license is sold, the Company agrees to provide certain services to the licensor. Generally, these services include providing an understanding of the market and assistance in promotion and advertising.

The cellular services the Company offers which provide them a competitive advantage include prepaid cellular calling cards, subscriber recharges on prepaid calling cards via an automated intelligent voice response unit, unrestricted international calling capabilities, multi-lingual capabilities, a uniform, flat rate for long distance service from anywhere in the United States, capability to provides services from any cellular phone, regardless of model, and voice mail service from both cellular and landline sources.

In addition to cellular services, the company is also aggressively pursuing regional and national distribution of landline prepaid calling cards.

The Company has also developed software which virtually eliminates cellular fraud, and is assessing the feasibility of licensing this technology to other cellular providers and carriers.

Cash and Cash Equivalents
-------------------------
For the purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash accounts in one commercial bank. Accounts are guaranteed by the Federal Deposit Insurance Company (FDIC) up to $100,000.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

Property and Equipment
----------------------
The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is calculated using accelerated depreciation for both financial reporting and income tax purposes. At December 31, 1996, $147,574 of property and equipment was for construction in process, and no depreciation for these assets was charged to operations.

Financial Instruments
---------------------
As collateral for performance and advances on long-term contracts, the Company may obtain letters of credit up to $1,000,000 from a major bank. The letter of credit agreement is secured by assets of a major shareholder of the parent company and by the assets of an unrelated third party. As of December 31, 1996, the Company had no contingent liability under it's letter of credit agreements.

Revenue and Expense Recognition
-------------------------------
The Company recognizes revenue from sales of license agreements, net of an allowance for uncollectable amounts, when substantially all significant services to be provided by the Company have been performed. Expenses are recognized in the period in which they are incurred.

Intangible Assets
-----------------
Intangible assets are comprised of various costs incurred by the Company as part of start up phase of operations. As of December 31, 1996, the Company is still in the start up phase of operations. Hence, no amortization expense was charged to operations. The Company will amortize these costs using the straight-line method over a sixty month period, beginning at the end of the start up phase of operations.

Use of Estimates
----------------
In preparing the Company's financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Income Taxes
------------
No provision has been made at December 31, 1996 for federal or state income taxes.

                             SECURFONE AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


NOTE 2 - NOTE RECEIVABLE

The note receivable is a 7%, ten month, note from the Company's parent company. The note is secured by publicly traded securities held by an affiliated corporation owned by a principal shareholder of the parent company.


NOTE 3 - ROYALTIES RECEIVABLE

Royalties receivable at March 31, 1997 represents the portion of total revenue from initial license sales attributable to services required to be provided by the Company that have not yet been performed. These revenues will be recognized on a pro-rata basis as these services are provided to the licensor.

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS


     Consolidated Proforma Balance Sheet, December 31, 1996

     Consolidated Proforma Balance Sheet, August 1, 1997

     Consolidated Proforma Statement of Operations,
     May 20 - December 31, 1996

     Consolidated Proforma Statement of Operations for the seven months ended August 1, 1997

     Notes to Consolidated Proforma Financial Statements

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                December 31, 1996

                                            Securfone        Material    Spin-off of Material     Purchase
                                         America, Inc.   Technology, Inc.   Technology, Inc.    Adjustments        Consolidated
                                          (unaudited)       (audited)         (unaudited)       (unaudited)         (unaudited)
                                         ------------      ------------      ------------       ------------       ------------

CURRENT ASSETS
    Cash and cash equivalents            $     54,619      $         --      $         --       $         --       $     54,619
    Royalties receivable                      250,000                --                --                 --            250,000
      interest
    Prepaid expenses                               --             6,472            (6,472)                --                 --
                                         ------------      ------------      ------------       ------------       ------------
      TOTAL CURRENT ASSETS                    304,619             6,472            (6,472)                --            304,619
                                         ------------      ------------      ------------       ------------       ------------

PROPERTY, PLANT, AND EQUIPMENT,
    NET OF ACCUMULATED DEPRECIATION           147,936            98,016           (98,016)                --            147,936
                                         ------------      ------------      ------------       ------------       ------------

OTHER ASSETS
    Investments                                    --            55,200           (55,200)                --                 --
    Intangible assets, net of
      amortization                            185,319            20,669           (20,669)           125,598            310,917
    Note receivable, including
      accrued interest                        205,833            25,753           (25,753)           (75,598)           130,235
    Deposits                                   50,000             2,189            (2,189)                --             50,000
                                         ------------      ------------      ------------       ------------       ------------

      TOTAL OTHER ASSETS                      441,152           103,811          (103,811)            50,000            491,152
                                         ------------      ------------      ------------       ------------       ------------

      TOTAL ASSETS                       $    893,707      $    208,299      $   (208,299)      $     50,000       $    943,707
                                         ============      ============      ============       ============       ============

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                December 31, 1996

                                             Securfone         Material    Spin-Off of Material    Purchase
                                           America, Inc.    Technology, Inc. Technology, Inc.    Adjustments     Consolidated
                                            (unaudited)        (audited)       (unaudited)       (unaudited)      (unaudited)
                                           --------------   --------------   --------------    --------------   --------------

CURRENT LIABILITIES
    Bank overdraft                         $           --   $        2,422   $       (2,422)   $           --   $           --
    Current portion of long-term debt                  --           89,473          (89,473)               --               --
    Accounts payable                               53,369           33,221          (33,221)               --           53,369
    Legal fees payable                                 --          128,191         (128,191)               --               --
    Accrued officer's salary                           --          372,000         (372,000)               --               --
    Other accrued liabilities                          --           19,124          (19,124)               --               --
    Research and Development                           --
      Sponsorship                                      --          188,495         (188,495)               --               --
                                           --------------   --------------   --------------    --------------   --------------

      TOTAL CURRENT LIABILITIES                    53,369          832,926         (832,926)               --           53,369
                                           --------------   --------------   --------------    --------------   --------------

LONG-TERM DEBT
    Loan payable-officer                               --          122,698         (122,698)               --               --
    Loan payable-other                                 --           90,893          (90,893)           50,000           50,000
    Note payable                                       --               --               --                --               --
                                           --------------   --------------   --------------    --------------   --------------

      TOTAL LONG-TERM DEBT                             --          213,591         (213,591)           50,000           50,000
                                           --------------   --------------   --------------    --------------   --------------

DEFERRED ROYALTY REVENUE                          250,000               --               --                --          250,000
                                           --------------   --------------   --------------    --------------   --------------

      TOTAL LIABILITIES                    $      303,369   $    1,046,517   $   (1,046,517)   $       50,000   $      353,369
                                           --------------   --------------   --------------    --------------   --------------

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                December 31, 1996

                                               Securfone         Material     Spin-Off of Material   Purchase
                                             America, Inc.    Technology, Inc.  Technology, Inc.    Adjustments     Consolidated
                                              (unaudited)        (audited)         (unaudited)      (unaudited)      (unaudited)
                                             --------------    --------------    --------------    --------------   --------------

REDEEMABLE PREFERRED STOCK                   $           --    $      150,000    $     (150,000)   $           --   $           --
                                             --------------    --------------    --------------    --------------   --------------

STOCKHOLDERS' EQUITY (DEFICIT)
    Class A Common Stock, $.001 par
      value, 10,000,000 shares authorized
      5,000,000 shares outstanding                       --             2,580            (2,580)               --               --
    Class B Common Stock, $.001 par
      value 300,000 shares authorized
      60,000 shares outstanding                          60               (60)               --                --
    Class A Preferred, $.001 par value,
      900,000 shares authorized,
      350,000 shares outstanding                         --               350              (350)               --               --
    Common Stock, $.01 par value,
      5,000,000 shares authorized,
      4,120,000 shares outstanding                       30                --                --                --               30
    Common Stock , $.001 par value,
      5,000,000 shares authorized and                    --
      outstanding                                     5,000             5,000
    Additional paid in capital                      975,770         1,799,181        (1,799,181)               --          975,770
    Less:  notes and subscriptions receivable        (5,000)          (14,720)           14,720                --           (5,000)
    Unrealized gain on investments                       --            55,200           (55,200)               --               --
      development stage                            (385,462)       (2,830,869)        2,830,869                --         (385,462)
                                             --------------    --------------    --------------    --------------   --------------

      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)          590,338          (988,218)          988,218                --          590,338
                                             --------------    --------------    --------------    --------------   --------------

      TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY (DEFICIT)                     $      893,707    $      208,299    $     (208,299)   $       50,000   $      943,707
                                             ==============    ==============    ==============    ==============   ==============

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                 August 1, 1997

                                                                                  Spin-Off
                                               Securfone         Material        of Material        Purchase
                                             America, Inc.    Technology, Inc. Technology, Inc.    Adjustments      Consolidated
                                              (unaudited)       (unaudited)      (unaudited)       (unaudited)       (unaudited)
                                             -------------     -------------    -------------     -------------     -------------
CURRENT ASSETS
    Cash and cash equivalents                $       7,380     $       3,076     $      (3,076)    $          --     $       7,380
    Accounts receivable                              4,624            45,174           (45,174)               --             4,624
    Royalties receivable                           700,000                --                --                --           700,000
    Note receivable, including accrued
    Inventory                                        8,913                --                --                --             8,913
    Prepaid expenses                                   615             5,223            (5,223)               --               615
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL CURRENT ASSETS                         721,532            53,473           (53,473)               --           721,532
                                             -------------     -------------     -------------     -------------     -------------

PROPERTY, PLANT, AND EQUIPMENT,
    NET OF ACCUMULATED DEPRECIATION                259,314           102,948          (102,948)               --           259,314
                                             -------------     -------------     -------------     -------------     -------------

OTHER ASSETS
    Investments                                          1            13,800           (13,800)               --                 1
    Real estate, held for sale                          --            47,000           (47,000)               --                --
    Intangible assets, net of
      accumulated amortization                     163,698            19,674           (19,674)          125,598           289,296
    Note receivable, including
      accrued interest                             161,448                --                --           (75,598)           85,850
    Deposits                                         1,225             2,189            (2,189)               --             1,225
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL OTHER ASSETS                           326,372            82,663           (82,663)           50,000           376,372
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL ASSETS                           $   1,307,218     $     239,084     $    (239,084)    $      50,000     $   1,357,218
                                             =============     =============     =============     =============     =============


                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                 August 1, 1997

                                                                                  Spin-Off
                                               Securfone         Material        of Material        Purchase
                                             America, Inc.    Technology, Inc. Technology, Inc.    Adjustments      Consolidated
                                              (unaudited)       (unaudited)      (unaudited)       (unaudited)       (unaudited)
                                             -------------     -------------    -------------     -------------     -------------
CURRENT LIABILITIES
    Current portion of notes payable         $          --     $     131,920     $    (131,920)    $          --     $          --
    Current portion of capital lease
      obligations                                   47,449     $          --                --                --            47,449
    Accounts payable                               167,007            86,286           (86,286)               --           167,007
    Legal fees payable                                  --           125,600          (125,600)               --                --
    Accrued officer's salary                            --            45,000           (45,000)               --                --
    Other accrued liabilities                       32,000            24,002           (24,002)               --            32,000
    Research and Development                            --
      Sponsorship                                       --           188,495          (188,495)               --                --
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL CURRENT LIABILITIES                    246,456           601,303          (601,303)               --           246,456
                                             -------------     -------------     -------------     -------------     -------------

LONG-TERM LIABILITIES
    Notes payable                                       --            25,000           (25,000)           50,000            50,000
    Capital lease obligations                       98,067                --                --                --            98,067
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL LONG-TERM LIABILITIES                   98,067            25,000           (25,000)           50,000           148,067
                                             -------------     -------------     -------------     -------------     -------------

DEFERRED ROYALTY REVENUE                           700,000                --                --                --           700,000
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL LIABILITIES                      $   1,044,523     $     626,303     $    (626,303)    $      50,000     $   1,094,523
                                             -------------     -------------     -------------     -------------     -------------

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                 August 1, 1997

                                                                                  Spin-Off
                                               Securfone         Material        of Material        Purchase
                                             America, Inc.    Technology, Inc. Technology, Inc.    Adjustments      Consolidated
                                              (unaudited)       (unaudited)      (unaudited)       (unaudited)       (unaudited)
                                             -------------     -------------    -------------     -------------     -------------
REDEEMABLE PREFERRED STOCK                   $          --     $     150,000     $    (150,000)    $          --     $          --
                                             -------------     -------------     -------------     -------------     -------------

STOCKHOLDERS' EQUITY (DEFICIT)
    Class A Common Stock, $.001 par
      value, 10,000,000 shares authorized
      5,000,000 shares outstanding                      --             5,000            (5,000)               --                --
    Class B Common Stock, $.001 par
      value 300,000 shares authorized
      60,000 shares outstanding                         60               (60)               --                --
    Class A Preferred, $.001 par value,
      900,000 shares authorized,
      350,000 shares outstanding                        --               350              (350)               --                --
    Common Stock, $.01 par value,
      5,000,000 shares authorized,
      4,120,000 shares outstanding                  41,200                --                --                --            41,200
    Common Stock , $.001 par value,
      5,000,000 shares authorized and
      outstanding                                    5,000             5,000
    Additional paid in capital                   1,054,600         2,459,354        (2,459,354)               --         1,054,600
    Less:  notes and subscriptions receivable       (5,000)          (14,720)           14,720                --            (5,000)
    Unrealized gain on investments                      --            13,800           (13,800)               --                --
    Deficit accumulated during the
      development stage                           (833,105)       (3,001,063)        3,001,063                --          (833,105)
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)         262,695          (537,219)          537,219                --           262,695
                                             -------------     -------------     -------------     -------------     -------------

      TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY (DEFICIT)                     $   1,307,218     $     239,084     $    (239,084)    $      50,000     $   1,357,218
                                             =============     =============     =============     =============     =============

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                  CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                           May 20 - December 31, 1996

                                       Securfone         Material
                                     America, Inc.    Technology, Inc.
                                        May 20-          January 1-         Spin-Off
                                      December 31,      December 31,      of Material         Purchase
                                         1996              1996          Technology, Inc.    Adjustments      Consolidated
                                      (unaudited)       (unaudited)       (unaudited)        (unaudited)       (unaudited)
                                    ---------------   ---------------    ---------------   ---------------   ---------------
SALES
    Research and development        $            --   $            --    $            --   $            --   $            --
    Prepaid cellular                            665                --                 --                --               665
                                    ---------------   ---------------    ---------------   ---------------   ---------------

      TOTAL SALES                               665                --                 --                --               665
                                    ---------------   ---------------    ---------------   ---------------   ---------------

COST OF GOODS SOLD
    Research and development                     --            10,700            (10,700)               --                --
    Cellular airtime                            465                --                 --                --               465
    Cellular calling cards                       --                --                 --                --                --
                                    ---------------   ---------------    ---------------   ---------------   ---------------

        TOTAL COST OF GOODS SOLD                465            10,700            (10,700)               --               465
                                    ---------------   ---------------    ---------------   ---------------   ---------------

GROSS PROFIT (LOSS)                             200           (10,700)            10,700                --               200

SELLING, GENERAL, AND ADMINISTRATIVE        391,495           472,486           (472,486)               --           391,495
                                    ---------------   ---------------    ---------------   ---------------   ---------------

INCOME (LOSS) FROM OPERATIONS              (391,295)         (483,186)           483,186                --          (391,295)
                                    ---------------   ---------------    ---------------   ---------------   ---------------

OTHER (INCOME) EXPENSE
    Expenses reimbursed                          --            12,275            (12,275)               --                --
    Interest income                           5,833             2,427             (2,427)               --             5,833
    Gain on sale of stock                        --            17,750            (17,750)               --                --
    Royalty revenue                              --                --                 --                --                --
    Interest expense-capital leases              --                --                 --                --                --
    Interest expense-letters of credit           --                --                 --                --                --
                                    ---------------   ---------------    ---------------   ---------------   ---------------

      TOTAL OTHER (INCOME) EXPENSE            5,833            32,452            (32,452)               --             5,833
                                    ---------------   ---------------    ---------------   ---------------   ---------------

      NET INCOME (LOSS)             $      (385,462)  $      (450,734)   $       515,638   $            --   $      (397,128)
                                    ===============   ===============    ===============   ===============   ===============

    NET INCOME (LOSS) PER SHARE     $         (0.08)   $         (0.17)  $          0.17                     $         (0.08)
                                    ===============    ===============   ===============                     ===============

    COMMON SHARES OUTSTANDING             5,000,000         2,580,546         (2,580,546)                          5,000,000
                                    ===============    ===============   ===============                     ===============


                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
                  CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                    For the Seven Months Ended August 1, 1997

                                                                                 Spin-Off
                                              Securfone        Material        of Material      Purchase
                                            America, Inc.   Technology, Inc. Technology, Inc.  Adjustments       Consolidated
                                             (unaudited)      (unaudited)       (unaudited)    (unaudited)        (unaudited)
                                           -------------    -------------    -------------    -------------      -------------
SALES
    Research and development               $          --    $     104,722    $    (104,722)   $          --      $          --
    Prepaid cellular                              14,035               --               --               --             14,035
                                           -------------    -------------    -------------    -------------      -------------

      TOTAL SALES                                 14,035          104,722         (104,722)              --             14,035
                                           -------------    -------------    -------------    -------------      -------------

COST OF GOODS SOLD
    Research and development                          --           31,385          (31,385)              --                 --
    Cellular airtime                              12,529               --               --               --             12,529
    Cellular calling cards                        22,450               --               --               --             22,450
                                           -------------    -------------    -------------    -------------      -------------

        TOTAL COST OF GOODS SOLD                  34,979           31,385          (31,385)              --             34,979
                                           -------------    -------------    -------------    -------------      -------------

GROSS PROFIT (LOSS)                              (20,944)          73,337          (73,337)              --            (20,944)

SELLING, GENERAL, AND ADMINISTRATIVE             904,156          277,288         (277,288)              --            904,156
                                           -------------    -------------    -------------    -------------      -------------

INCOME (LOSS) FROM OPERATIONS                   (925,100)        (203,951)         203,951               --           (925,100)
                                           -------------    -------------    -------------    -------------      -------------

OTHER (INCOME) EXPENSE
    Rental income                                     --            3,843           (3,843)              --                 --
    Gain on foreclosure                               --           16,014          (16,014)              --                 --
    Gain on sale of stock                             --           13,901          (13,901)              --                 --
    Interest income                               (5,615)          (5,615)
    Royalty revenue                             (550,000)              --               --               --           (550,000)
    Interest expense-capital leases                5,657               --               --               --              5,657
    Interest expense-letters of credit            23,521               --               --               --             23,521
    Loss on Securfone New York                    48,980               --               --               --             48,980
                                           -------------    -------------    -------------    -------------      -------------

      TOTAL OTHER (INCOME) EXPENSE              (477,457)          33,758          (33,758)              --           (477,457)
                                           -------------    -------------    -------------    -------------      -------------

      NET INCOME (LOSS)                    $    (447,643)   $    (170,193)   $     237,709    $          --      $    (447,643)
                                           =============    =============    =============    =============      =============

    NET INCOME (LOSS) PER SHARE            $        0.09    $       (0.02)   $        0.02                       $       (0.09)
                                           =============    =============    =============                       =============

    COMMON SHARES OUTSTANDING                  5,000,000        5,000,000       (5,000,000)                          5,000,000
                                           =============    =============    =============                       =============

                             SECURFONE AMERICA, INC.
                      (Formerly Material Technology, Inc.)
                        (A Development Stage Corporation)
               NOTES TO CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                      December 31, 1996 and August 1, 1997


NOTE 1 - EXPLANATION OF AMOUNTS

The amounts contained in the proforma balance sheets and statements of operations of Securfone America, Inc. at December 31, 1996 and August 1, 1997 are as follows:

Securfone America, Inc.
-----------------------
The balances for Securfone America, Inc. represent the consolidated balance sheets and results of operations of Securfone America, Inc. and its wholly owned subsidiary, Securfone, Inc., as of and for the year and seven months ended December 31, 1996 and August 1, 1997. Intercompany transactions and balances have been eliminated in the consolidated financial statements.

Material Technology, Inc.
-------------------------
The balances for Material Technology, Inc. represent the balance sheets and results of operations of Securfone America, Inc. and its wholly owned subsidiary, Secufone, Inc., as of and for the year and seven months ended December 31, 1996 and August 1, 1997.

Spin-off of Material Technology, Inc.
-------------------------------------
The balances for spin -off of Material Technology, Inc. are to close out the balances of Material Technology, Inc. as a result of the reverse merger which took place between Securfone America, Inc. and Material Technology, Inc.

Purchase Adjustments
--------------------
The balances for purchase adjustments represent the inclusion of costs associated with the reverse merger between Material Technology, Inc. and Securfone America, Inc. which were paid by Securfone America, Inc. after the merger date of August 1, 1997.

Consolidated
------------
The consolidated balances represent the balances for Securfone America, Inc. and results of operations of Securfone America, Inc. and its wholly owned subsidiary, Securfone, Inc., as of and for the year and seven months ended December 31, 1996 and August 1, 1997, after inclusion of costs associated with the reverse merger with Material Technology, Inc. and the spin-off of Material Technology Inc's operations.


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